UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported: July 21, 2006)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


               DELAWARE                 1-11871                11-3312952
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           (State or other            (Commission           (I.R.S. Employer
             jurisdiction             File Number)         Identification No.)
          of incorporation)

150 East 58th Street, Suite 3238                             10155
New York, New York
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     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [ ] Written communications  pursuant  to Rule 425 under  the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under  the Exchange Act
             (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  July 26, 2006



Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On July 21, 2006, Mr. Robert A. Maczewski resigned for personal reasons from the Board of Directors of Commodore Applied Technologies, Inc., (the "Company") and the audit and compensation committees on which he served, effective immediately.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  July 26, 2006                    By:      /s/ James M. DeAngelis
                                                 ----------------------------
                                                 James M. DeAngelis
                                                 Senior Vice President and
                                                 Chief Financial Officer



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